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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report:  July 19, 2000
                                          -------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



        1-6157                                           36-1208070
        ------                                           ----------
(Commission File Number)                    (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois                   60661
-----------------------------------------                   -----
(Address of principal executive offices)                  (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)

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Item 5.  Other Events
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On July 20, 2000, Heller Financial, Inc. (the "Registrant") issued a press release announcing its earnings for the quarter ending June 30, 2000. A copy of the press release is attached.



Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

(c)  Exhibits

99  Heller Financial, Inc. - Press Release



                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 20, 2000
       -------------



                                HELLER FINANCIAL, INC.


                                By:     /s/ Lauralee E. Martin
                                        ------------------------------
                                        Lauralee E. Martin
                                Title:  Executive Vice President and
                                        Chief Financial Officer



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                                 EXHIBIT INDEX



Exhibit
Number      Description
------      -----------
99          Heller Financial, Inc. - Press Release






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